                                KPMG Peat Marwick LLP
                                     [LETTERHEAD]


                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Fortis Tax-Free Portfolios, Inc.


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.


                                             /s/ KPMG Peat Marwick LLP
                                                 KPMG Peat Marwick LLP


Minneapolis, Minnesota
January 28, 1998